UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 30, 2008

BPO MANAGEMENT SERVICES, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

0-28560	22-2356861
(Commission File Number)	(I.R.S. Employer Identification No.)

1290 N. Hancock, Ste 200, Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 974-2670

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01	Other Events

On September 30, 2008 Healthaxis, Inc. issued a press release which contained statements made by Patrick Dolan, the Chairman of the Board and Chief Executive Officer of BPO Management Services, Inc., pertaining to, among other matters, the proposed merger of BPO Management Services, Inc. into a wholly-owned subsidiary of Healthaxis, Inc.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release dated September 30, 2008 pertaining the Healthaxis, Inc. signing of a multi-year IT outsourcing contract through BPO Management Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPO Management Services, Inc. (Registrant)

Date: September 30, 2008	By: /s/ Donald Rutherford Donald Rutherford, Chief Financial Officer